UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 13, 2005

Belden & Blake Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-20100	34-1686642
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5200 Stoneham Road, North Canton, Ohio		44720
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-499-1660

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 13, 2005, we issued a news release announcing that we will amend our Annual Report on Form 10-K for the year ended December 31, 2004 and will amend our Quarterly Report on Form 10-Q for the period ended March 31, 2005. The news release is furnished as Exhibit 99.1 to this Form 8-K, the contents of which are incorporated by reference in this Item 2.02.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 99.1: News Release dated July 13, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Belden & Blake Corporation

July 13, 2005	By:	/s/ Michael Becci

Name: Michael Becci
Title: President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

99.1	News Release dated July 13, 2005